================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 23, 2008
                                                 ----------------



                             Norwood Financial Corp.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Pennsylvania                   0-28364                    23-2828306
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission File             (IRS Employer
of incorporation)                         Number)                Identification
No.)


717 Main Street, Honesdale, Pennsylvania                            18431
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (570) 253-1455
                                                     --------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)).

================================================================================

                             NORWOOD FINANCIAL CORP.

                    INFORMATION TO BE INCLUDED IN THE REPORT
                    ----------------------------------------


Item 2.02.  Results of Operations and Financial Condition
---------------------------------------------------------

         On January 23, 2008, the Registrant issued a press release announcing its earnings for the quarter and year ended December 31, 2007. A copy of the press release is furnished with this report as exhibit 99.1.

Item 9.01.   Financial Statements and Exhibits
----------------------------------------------

         (d) Exhibits:

                  The following exhibits are furnished herewith.

                  99.1     Press Release, dated January 23, 2008

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NORWOOD FINANCIAL CORP.

Date:    January 23, 2008          By:     /s/William W. Davis, Jr.
                                           -------------------------------------
                                           William W. Davis, Jr.
                                           President and Chief Executive Officer
                                           (Duly Authorized Representative)